John Hancock Funds III

John Hancock Global Shareholder Yield Fund (the fund)

Supplement dated December 13, 2016 to the current Prospectus, as may be supplemented (the Prospectus)

In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated by the following:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 22 to 23 of this prospectus under "Sales charge reductions and waivers" or pages 105 to 109 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	B	C	I	R2	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	5.00	1.00	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	20	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	B		C	I	R2		R6
Management fee	0.80	0.80		0.80	0.80	0.80		0.80
Distribution and service (Rule 12b-1) fees	0.30	1.00		1.00	0.00	0.25		0.00
Other expenses
Service plan fee	0.00	0.00		0.00	0.00	0.25	[1]	0.00
Additional other expenses	0.19	0.19		0.19	0.17	0.08		0.08
Total other expenses	0.19	0.19	[2]	0.19	0.17	0.33	[2]	0.08	[2]
Total annual fund operating expenses	1.29	1.99		1.99	0.97	1.38		0.88
Contractual expense reimbursement[3]	-0.20	-0.15		-0.15	-0.13	-0.14		-0.14
Total annual fund operating expenses after expense reimbursements	1.09	1.84		1.84	0.84	1.24		0.74

1 "Service plan fee" has been restated to reflect maximum allowable fees.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

3 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets (on an annualized basis) attributable to the applicable class. For purposes of this agreement, “expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares” means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. This agreement expires on June 30, 2018, unless renewed by mutual agreement of the fund and the advisor based on upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to the class. This agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	B		C		I	R2	R6
Shares		Sold	Not Sold	Sold	Not Sold
1 year	606	687	187	287	187	86	126	76
3 years	870	910	610	610	610	296	423	267
5 years	1,154	1,259	1,059	1,059	1,059	524	742	474
10 years	1,962	2,124	2,124	2,305	2,305	1,178	1,645	1,071

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.